Exhibit 99.1

Company Contact:

Opexa Therapeutics, Inc.

Karthik Radhakrishnan

281.775.0600

kradhakrishnan@opexatherapeutics.com

Opexa Therapeutics, Inc. Announces Completion of Rights Offering

THE WOODLANDS, Texas (April 9, 2015) – Opexa Therapeutics, Inc. (NASDAQ: OPXA), a company developing personalized immunotherapies for autoimmune disorders, including multiple sclerosis (MS) and neuromyelitis optica (NMO), today announced that it has completed its previously announced rights offering. Opexa raised $13,804,140 in gross proceeds, before expenses, through subscriptions for 25,098,437 units, including the exercise of over-subscription privileges. Each unit is composed of one share of common stock and a warrant to purchase one additional share of common stock. Net proceeds, after deduction of fees and expenses, including dealer-manager fees, are expected to be approximately $12 million.

In accordance with the terms of the Company’s rights offering, the Company will issue an aggregate of 25,098,437 shares of common stock and warrants for a like number of shares, at the subscription price of $0.55 per unit. The three-year warrant, which will trade on NASDAQ under the symbol “OPXAW,” will entitle the holder to purchase one share of common stock at an exercise price of (i) $0.50 per share from the date of issuance through June 30, 2016, and (ii) $1.50 per share from July 1, 2016 through the expiration date.

Opexa plans to use the net proceeds from the rights offering (i) to continue funding the ongoing Phase IIb “Abili T” clinical study of Tcelna in patients with secondary progressive multiple sclerosis (SPMS), (ii) to continue preclinical and manufacturing activities for OPX-212 in patients with NMO, and if such activities are successful, to file an investigational new drug application with the U.S. Food and Drug Administration to initiate a Phase 1/2 proof-of-concept study, and (iii) for other general corporate purposes (including working capital, research and development, business development and operational purposes).

Maxim Group LLC acted as lead dealer-manager and National Securities Corporation served as co-dealer-manager for the rights offering. Advantage Proxy acted as the information agent.

The rights offering was made pursuant to a registration statement on Form S-1 filed by Opexa with the Securities and Exchange Commission and declared effective by the SEC on February 25, 2015. Copies of the prospectus, as supplemented, relating to and describing the terms of the rights offering are available on the SEC’s web site at http://www.sec.gov. Copies of the prospectus relating to these securities may also be obtained from the offices of Maxim Group LLC, 405 Lexington Avenue, New York, NY 10174, via telephone at (212) 895-3745, or via email at syndicate@maximgrp.com; or from the offices of National Securities Corporation, 410 Park Avenue, 14th Floor, New York, NY 10022, via telephone at (212) 417-8164, or via email at kaddarich@nationalsecurities.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale is not permitted.

About Opexa

Opexa is a biopharmaceutical company developing a personalized immunotherapy with the potential to treat major illnesses, including multiple sclerosis (MS) as well as other autoimmune diseases such as neuromyelitis optica (NMO). These therapies are based on Opexa’s proprietary T-cell technology. The Company’s leading therapy candidate, Tcelna®, is a personalized T-cell immunotherapy that is in a Phase IIb clinical development program (the Abili-T trial) for the treatment of secondary progressive MS. Tcelna is derived from T-cells isolated from the patient’s peripheral blood, expanded ex vivo, and reintroduced into the patients via subcutaneous injections. This process triggers a potent immune response against specific subsets of autoreactive T-cells known to attack myelin.

For more information, visit the Opexa Therapeutics website at www.opexatherapeutics.com.

Cautionary Statement Relating to Forward—Looking Information for the Purpose of “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

This release contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements contained in this release, other than statements of historical fact, constitute “forward-looking statements.” The words “expects,” “believes,” “potential,” “possibly,” “estimates,” “may,” “could” and “intends,” as well as similar expressions, are intended to identify forward-looking statements. These forward-looking statements do not constitute guarantees of future performance. Investors are cautioned that statements which are not strictly historical statements, including, without limitation, statements regarding plans and objectives for product development (including for Tcelna (imilecleucel T) and OPX-212), constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. These risks and uncertainties include, without limitation, risks associated with the following: market conditions; our capital position; our ability to compete with larger, better financed pharmaceutical and biotechnology companies; new approaches to the treatment of our targeted diseases such as MS and NMO; our expectation of incurring continued losses; our uncertainty of developing a marketable product; our ability to raise additional capital to continue our development programs (including to undertake and complete any ongoing or further clinical studies for Tcelna, to complete preclinical development activities and potentially file an IND for OPX-212, and potentially to conduct a Phase 1/2 proof-of-concept study for OPX-212 in NMO); our ability to maintain compliance with NASDAQ listing standards; the success of our clinical trials (including the Phase IIb trial for Tcelna in secondary progressive MS which, depending upon results, may determine whether Ares Trading SA (“Merck Serono”), a wholly owned subsidiary of Merck Serono S.A., elects to exercise its option (“Option”) to acquire an exclusive, worldwide (excluding Japan) license of our Tcelna program for the treatment of MS); the success of our development programs (including the preclinical development activities with respect to OPX-212); whether Merck Serono exercises its Option and, if so, whether we receive any development or commercialization milestone payments or royalties from Merck Serono pursuant to the Option; our dependence (if Merck Serono exercises its Option) on the resources and abilities of Merck Serono for the further development of Tcelna; the efficacy of Tcelna for any particular indication, such as for Relapsing Remitting MS or Secondary Progressive MS; our ability to develop and commercialize products; our ability to obtain required regulatory approvals; our compliance with all FDA regulations; our ability to obtain, maintain and protect intellectual property rights (including for Tcelna and future pipeline candidates such as OPX-212); the risk of litigation regarding our intellectual property rights or the rights of third parties; our limited manufacturing capabilities; our dependence on third-party suppliers and manufacturers; our ability to hire and retain skilled personnel; our volatile stock price; and other risks detailed in our filings with the SEC. These forward-looking statements speak only as of the date made. We assume no obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any changes in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. You should, however, review additional disclosures we make in our registration statement on Form S-1 for the rights offering that has been declared effective by the SEC, as well as our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

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